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                                                                   EXHIBIT 10.6


                          PLATINUM ENTERTAINMENT, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank
Bank of Montreal


Ladies and Gentlemen:

     The undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY") refers to the Credit Agreement dated as of December 12, 1997, currently in effect between the Company and each Lender party thereto as heretofore amended (as so amended, the "CREDIT AGREEMENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company and the Lenders wish to amend the Credit Agreement, all on the terms and conditions set forth in this agreement (herein, the "AMENDMENT").

1.   AMENDMENTS.

     Effective upon the acceptance hereof by the Agent and each Lender currently party to the Credit Agreement in the space provided for that purpose below, the Credit Agreement shall be amended (effective as of March 31, 1998) as set forth below:

          1.1 Sectin 8.9 shall be and hereby is amended and restated in its entirety (effective as of March 31, 1998) to read as follows:

               SECTION 8.9 CONSOLIDATED NET WORTH. The Company will, as of the close of each calendar quarter, maintain Consolidated Net Worth of not less than the Minimum Required Amount. For purposes thereof, the term "MINIMUM REQUIRED AMOUNT" shall mean (a) $12,000,000 through March 31, 1998, and (b) shall increase (but never decrease) as of each monthly accounting period of the Company ending on or about April 30, 1998 and as of the last day of each month occurring thereafter, in each case by an amount equal to 50% of Net Income
          (if positive) for the month then ended.

          1.2 Section 8.11 shall be and hereby is deleted and the phrase "[Intentionally omitted]" is substituted therefor.

          1.3 Section 8.13 is hereby amended by striking the phrase "CURRENT MATURITIES AS OF THE CLOSE OF SUCH FISCAL QUARTER BUT EXCLUDING, HOWEVER, TO THE EXTENT OTHERWISE

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INCLUDED, THE FINAL INSTALLMENT ON THE TERM NOTES" and substituting therefor the phrase "DEBT SERVICE DURING THE SAME SUCH FISCAL QUARTER."

2.   WAIVER.

     The May 13, 1998 Compliance Certificate which the Company furnished to the Agent reflects that the Company was not in compliance with Section 8.9 of the Credit Agreement as of March 31 of this year. Such Section 8.9 requires, among other things, that the Company maintain a certain minimum Consolidated Net Worth. The Company has requested that the Lenders waive the Company's noncompliance with such Sectiion as of that date.

     Accordingly, effective upon the acceptance hereof by the Agent and each Lender currently party to the Credit Agreement in the space provided for that purpose below, the Lenders hereby waive the Company's noncompliance with
Section 8.9 of the Credit Agreement as of March 31, 1998 to the extent and only to the extent that the Company is in compliance with such Section after giving effect to this Amendment, and hereby agree that such noncompliance shall not constitute a Default or Event of Default. The Lenders are not with this Amendment waiving the Company's compliance with such Section as modified by this Amendment.

3.   MISCELLANEOUS.

     (a) Except as specifically amended or waived hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such items to be deemed to be a reference to the Credit Agreement as amended hereby.

     (b) The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Agent (including the fees and expenses of counsel for the Agent) incurred in connection with the negotiation, preparation, execution and/or delivery of this Amendment. This Amendment may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all to constitute but one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

                          [SIGNATURE PAGES TO FOLLOW]
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Dated this 20th day of May, 1998.


                                    PLATINUM ENTERTAINMENT, INC.

                                    By /s/ Douglas C. Laux
                                       ---------------------------------------
                                       Its Chief Financial Officer


Accepted and agreed to as of the date and year last above written.

                                    HARRIS TRUST AND SAVINGS BANK,
                                      individually and as Administrative Agent and as Syndication Agent

                                    By /s/ William Kane
                                       ---------------------------------------
                                       Its Vice President